Exhibit 23.6


                    Paddock Lindstrom & Associates Ltd.


                             ENGINEER'S CONSENT

               We consent reference to our appraisal for Northstar Energy Corporation as of December 31, 1997, incorporated herein by reference.



                                        Paddock Lindstrom & Associates Ltd.


                                        /s/ D.L. Paddock, P. Eng.
                                        ____________________________________
                                        D.L. Paddock, P.Eng.
                                        Vice-President

November 6, 1998